UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_________________________
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
April 12, 2009

SEEN ON SCREEN TV INC.
(Exact name of registrant as specified in its charter)

NEVADA
(State or other jurisdiction of incorporation)

000-21812
(Commission File No.)

4017 Colby Avenue
Everett, Washington 98201
(Address of principal executive offices and Zip Code)

360-668-6814
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR
240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR
240.13e-4(c))

ITEM 7.01      REGULATION FD DISCLOSURE

     We announced today that Phase I of our organization plans have been completed.

ITEM 9.01      FINANCIAL STATEMENTS AND EXHIBITS

Exhibits	Document Description

99.1	Press release

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

     Date: April 14, 2009

SEEN ON SCREEN TV INC.

BY:	ANTOINE JARJOUR
Antoine Jarjour , President, Principal Executive
Officer, Treasurer, Principal Financial Officer and
Principal Accounting Officer